TAXES ON INCOME	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 10:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rates:

Generally, income of Israeli companies is subject to corporate tax. The corporate tax rate in Israel is 23% in 2018, compared with 24% in 2017 and 25% in 2016.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

The Company has been granted an "Approved Enterprise" status, under the Law, for nine investment programs in the alternative program, by the Israeli Government.

Certain production facilities of the Company have been granted "Benefitted Enterprise" status under the provision of the Law. The Company was eligible under the terms of minimum qualifying investment and elected 2011 as the Year of Election.

Income derived from Approved Enterprise or Benefitted Enterprises is tax exempt for a period of two years out of the period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining years of benefits is taxable at the rate of 10%-25%.

The period of benefits of the Benefitted Enterprises under the 2011 election will expire in 2023. As of December 31, 2018, the Company did not generate income from the Benefitted Enterprises.

In the event of distribution of dividends from the above mentioned tax exempt income, the amount distributed would be taxed at a corporate tax rate of 10% to 25%, depending on the level of foreign investment in the Company. Dividends distributed from taxable income accrued during the period of benefits of Approved Enterprise are taxable at a rate of 15%. Dividends distributed from taxable income accrued during the period of benefits of a Benefitted Enterprise, are taxable at the rate of 15%, if the dividend is distributed during the tax benefit period, or within an additional 12 years after the lapse of that period.

Income from sources other than a "Benefitted Enterprise" during the benefit period is subject to tax at the regular corporate tax rate (25% in 2016, 24% in 2017 and 23% in 2018).

On January 1, 2011, new legislation that constitutes a major amendment to the Law was enacted (the "Amendment Legislation"). Under the Amendment Legislation, a uniform rate of corporate tax would apply to all qualified income of certain industrial companies, as opposed to the current law's incentives that are limited to income from "Benefitted Enterprises" during their benefits period. According to the Amendment Legislation, the applicable tax rate for 2014 and onwards is set at 9% in geographical areas in Israel designated as Development Zone A and 16% elsewhere in Israel applicable to the company. The profits of these Industrial Companies would be freely distributable as dividends, subject to a 20% withholding tax (or lower, under an applicable tax treaty). The Company is not located in Development Zone A.

According to an Amendment from December 2016, a preferred enterprise located in Development Zone A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2017 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

Under the transitory provisions of the Amendment Legislation, the Company may elect whether to irrevocably implement the new law in its Israeli company while waiving benefits provided under the current law or keep implementing the current law during the next years. Changing from the current law to the new law is permissible at any stage.

The Amendment also prescribes special tax tracks for technological enterprises.

The new tax tracks under the Amendment are as follows:

Technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A technological preferred enterprise, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in Development Zone A- a tax rate of 7.5%).

Special technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries exceed NIS 10 billion. Such enterprise will be subject to tax at a rate of 6% on profits deriving from intellectual property, regardless of the enterprise's geographical location.

Any dividends distributed to "foreign companies", as defined in the Law, deriving from income from the technological enterprises will be subject to tax at a rate of 4%.

b.	Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. As of December 31, 2018, the amount of undistributed earnings of non-Israeli subsidiaries, which is considered indefinitely reinvested, was $3,134 with a corresponding unrecognized deferred tax liability of $398.

In December 2017, the U.S. enacted significant tax reform through the U.S. Tax Cuts & Jobs Acts (“TCJA”). The TCJA enacted significant changes affecting the year ended December 31, 2017, including, but not limited to, (1) reducing the U.S. federal corporate income tax rate from 35% to 21% effective 2018, and (2) imposing a one-time Transition Tax on certain unrepatriated earnings of foreign subsidiaries of U.S. companies that had not been previously taxed in the U.S.

The TCJA also established new tax provisions affecting 2018, including, but not limited to, (1) creating a new provision designed to tax global intangible low-tax income (“GILTI”); (2) generally eliminating U.S. federal taxes on dividends from foreign subsidiaries; (3) eliminating the corporate alternative minimum tax (“AMT”); (4) creating the base erosion anti-abuse tax (“BEAT”); (5) establishing a deduction for foreign derived intangible income ("FDII"); (6) repealing the domestic production activity deduction; and (7) establishing new limitations on deductible interest expense and certain executive compensation.

The reduction of the U.S. federal corporate income tax rate required the Company to remeasure its deferred tax assets and liabilities as of the date of enactment. For the year ended December 31, 2017, the Company decreased its deferred tax assets as a result of such remeasurement with a corresponding decrease to the valuation allowance as provisional amounts, resulting in no net effect on the benefit from taxes on income for the year ended December 31, 2017. As of December 31, 2018, the Company has completed the accounting for all the impacts of the TCJA with no material adjustments to the provisional amounts recorded as of December 31, 2017.

c.	Carryforward tax losses and credits:

As of December 31, 2018, the Company had operating loss carry forwards for Israeli income tax purposes of approximately $92,000 which may be offset indefinitely against future taxable income.

As of December 31, 2018, the Company's U.S. subsidiary had approximately $8,600 carryforward tax losses for federal tax purposes, $11,400 for state tax purposes and R&D credits carryforwards of approximately  $5,700. These U.S. net operating losses can be utilized within 20 years and may be subject to substantial annual limitation due to the "change in ownership" provisions of Internal Revenue Code of 1986 and similar state provisions. These annual limitations may result in the expiration of net operating loss before utilization.

The Company has carryforward tax losses relating to other subsidiaries in Europe and Latin America of approximately $41,400 (which can be utilized within 9 years) and $30,000 ($18,900 can be utilized within 4 years and $11,100 can be utilized indefinitely), as of December 31, 2018 respectively.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

		December 31,
		2018	2017
1.	Provided in respect of the following:

	Carryforward tax losses and credits *)	$41,561	$38,918
	Property, equipment and intangibles	904	1,484
	Deferred revenues	823	2,224
	Research and development costs	804	1,716
	Other	7,202	7,435

	Gross deferred tax assets	51,294	51,777

	Valuation allowance	(40,943)	(44,882)

	Net deferred tax assets	10,351	6,895

	Gross deferred tax liabilities
	Property, equipment and intangibles	(3,208)	(3,098)
	Subsidy income	(3,574)	(3,093)
	Other	(22)	(829)

	Gross deferred tax liabilities	(6,804)	(7,020)

	Net deferred tax assets (liabilities)	$3,547	$(125)

	*) The amounts are shown after reduction for unrecognized tax benefits of $ 1,989 as of December 31, 2018.

2.	Deferred taxes are included in the consolidated balance sheets, as follows:

	Long term assets	$4,127	$861
	Long term liabilities	$(580)	$(986)

3.
The Peruvian government awarded the Company's subsidiary in Peru ("the Subsidiary") the Regional FITEL Projects under six separate bids for the construction of fiber and wireless networks, operation of the networks for a defined period and their transfer to the government. The income derived from the construction of the project is an exempt subsidy, and therefore a significant uncertainty arises about the Subsidiary's eligibility to deduct certain construction costs incurred in generating the exempt income against future taxable income. Accordingly, as of December 31, 2017 and 2018, the Company did not record deferred income taxes to reflect the total net tax effects of the potential temporary differences.

4.
As of December 31, 2018, the Company decreased the valuation allowance by $ 3,939, resulting from changes in temporary differences relating to property, equipment and intangibles and from carryforward tax losses. The Company provided valuation allowance for a significant portion of the deferred tax regarding the carryforwards losses and other temporary differences that management believes is not expected to be realized in the foreseeable future.

During the year ended December 31, 2018, the Company released  valuation allowance against the deferred tax assets primarily related to carryforward tax credits related to its U.S. subsidiary.

5.
The functional and reporting currency of the Company and certain of its subsidiaries is the dollar. The difference between the annual changes in the NIS/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740, the Company has not provided deferred income taxes on the difference between the functional currency and the tax basis of assets and liabilities.

e.	Reconciling items between the statutory tax rate of the Company and the actual taxes on income (tax benefit):

	Year ended December 31,
	2018	2017	2016
Income (loss) before taxes on income from continuing operations , as reported in the consolidated statements of income (loss)	$16,986	$6,554	$(4,088)

Statutory tax rate	23.0%	24.0%	25.0%

Theoretical taxes on income (tax benefit)	$3,907	$1,573	$(1,022)
Currency differences	3,089	(3,225)	(2,174)
Tax adjustment in respect of different tax rates and "Benefitted Enterprise" status	345	2,849	(5,580)
Changes in valuation allowance	(3,939)	(3,343)	11,832
Loss from liquidation of subsidiaries *)	(8,930)	-	-
Forfeiture of carryforward tax losses	-	622	261
Exempt subsidy income (loss)	394	(2,646)	(4,224)
U.S. Tax Cuts and Jobs Acts effect	56	2,138	-
Nondeductible expenses and other differences	3,655	1,785	2,159

	$(1,423)	$(247)	$1,252

*)	In 2018 the Company’s Dutch subsidiary liquidated some of its subsidiaries and consequently recognized losses for tax purposes. These losses can be offset from taxable income in future periods under the tax regulations in the Netherlands. The Company does not expect these losses to be realized in the foreseeable future and respectively provided a full valuation allowance.

f.	Taxes on income (tax benefit) included in the consolidated statements of income (loss):

	Year ended December 31,
	2018	2017	2016

Current	$2,249	$(436)	$1,248
Deferred	(3,672)	189	4

	$(1,423)	$(247)	$1,252

Domestic	$610	$768	$555
Foreign	(2,033)	(1,015)	697

	$(1,423)	$(247)	$1,252

g.	Income (loss) before taxes on income (tax benefit) from continuing operations:

	Year ended December 31,
	2018	2017	2016

Domestic	$6,596	$1,289	$(8,056)
Foreign	10,390	5,265	3,968

	$16,986	$6,554	$(4,088)

h.	Unrecognized tax benefits:

A reconciliation of the beginning and ending gross amount of unrecognized tax benefits is as follows:

	December 31,
	2018	2017

Balance at beginning of year	$129	$776
Settlements with tax authorities	-	(718)
Reductions for prior years' tax position	-	(58)
Additions for prior years' tax position	1,809	129
Additions for current years' tax position	296	-

Balance at the end of year *)	$2,234	$129

*) The amount for the year ended December 31, 2018 includes $1,989 of unrecognized tax benefits which are presented as a reduction from deferred tax assets, see Note 10d.

The unrecognized tax benefits include accrued penalties and interest of $ 193 and $ 107 as of December 31, 2018 and 2017, respectively. During the years ended December 31, 2018 and December 31, 2017, the Company recorded an expense of $86 accrued on the unrecognized tax benefits and an income of $197 on the reversal of penalties and interest, respectively.

The Company and its subsidiaries file income tax returns in Israel and in other jurisdictions of its subsidiaries. The Company's tax assessments through 2014 are considered final. As of December 31, 2018, the tax returns of the Company and its main subsidiaries are still subject to audits by the tax authorities for the tax years 2011 through 2017.